upbound™

Second Quarter Earnings Review

August 3, 2023

Disclosures

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Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding our goals, plans and projections with respect to our operations, financial position and business strategy. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "predict," "continue," "maintain," "should," "anticipate," "believe," or "confident," or the negative thereof or variations thereon or similar terminology. Such forward-looking statements are based on particular assumptions that our management has made in light of its experience and its perception of expected future developments and other factors that it believes are appropriate under the circumstances, and are subject to various risks and uncertainties. Factors that could cause or contribute to material and adverse differences between actual and anticipated results include, but are not limited to, (1) the general strength of the economy and other economic conditions affecting consumer preferences and spending, including the availability of credit to the Company's target consumers and to other consumers, impacts from continued inflation, central bank monetary policy initiatives to address inflation concerns and a possible recession or slowdown in economic growth, and (2) the other risks detailed from time to time in the reports filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2022, as well as subsequent reports on Form 10-Q or Form 8-K. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this communication. Except as required by law, we are not obligated to, and do not undertake to, publicly release any revisions to these forward-looking statements to reflect any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Use of Non-GAAP Financial Measures

This communication contains certain financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (GAAP), including (1) Non-GAAP diluted earnings per share (net earnings or loss, as adjusted for special items (as defined below), net of taxes, divided by the number of shares of our common stock on a fully diluted basis), (2) Adjusted EBITDA (net earnings before interest, taxes, stock-based compensation, depreciation and amortization, as adjusted for special items) on a consolidated and segment basis, (3) Free Cash Flow (net cash provided by operating activities less capital expenditures), (4) Adjusted EBITDA margin on a consolidated and segment basis, and (5) net debt to Adjusted EBITDA ratio. "Special items" refers to certain gains and charges we view as extraordinary, unusual, non-recurring in nature or which we believe do not reflect our core business activities. For the periods presented herein, these special items are described in the quantitative reconciliation tables included in the appendix of this presentation. Because of the inherent uncertainty related to the special items, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measures or reconciliation to any forecasted GAAP measure without unreasonable effort.

These non-GAAP measures are additional tools intended to assist our management in comparing our performance on a more consistent basis for purposes of business decision-making by removing the impact of certain items management believes do not directly reflect our core operations. These measures are intended to assist management in evaluating operating performance and liquidity, comparing performance and liquidity across periods, planning and forecasting future business operations, helping determine levels of operating and capital investments and identifying and assessing additional trends potentially impacting our company that may not be shown solely by comparisons of GAAP measures. Consolidated Adjusted EBITDA is also used as part of our incentive compensation program for our executive officers and others.

We believe these non-GAAP financial measures also provide supplemental information that is useful to investors, analysts and other external users of our consolidated financial statements in understanding our financial results and evaluating our performance and liquidity from period to period. However, non-GAAP financial measures have inherent limitations and are not substitutes for or superior to GAAP financial measures, and they should be read together with our consolidated financial statements prepared in accordance with GAAP. Further, because non-GAAP financial measures are not standardized, it may not be possible to compare such measures to the non-GAAP financial measures presented by other companies, even if they have the same or similar names.

Note that all sources in this presentation are from Company reports and Company estimates unless otherwise noted.

Q2 Consolidated Highlights

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Q2 Financial Results

- Consolidated revenues of $979.2 million, -8.6% y/y
- Adjusted EBITDA[1] of $130.6 million, +1.3% y/y with the impact of lower operating expenses and lower losses for the Acima business more than offsetting lower revenues, compared to the prior year period
- Non-GAAP Diluted EPS[1] of $1.11, compared to $1.15 in the prior year period
- Cash flow from operations of $36.5 million and free cash flow[1] of $24.7 million, compared to $81.8 million and $67.3 million in the prior year
- Year-to-date cash flow from operations of $142.0 million and year-to-date free cash flow[1] of $120.6 million

1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation

Q2 Trends & Developments

- Robust margins in both major segments due to customer payment behavior, disciplined underwriting execution and expense management
- Demand continues to be a headwind as consumers remain cautious in an uncertain macro environment
    - Lower applications, especially in furniture category
    - Acima GMV y/y comp better than internal forecast due to shift in product category
- Announced strategic partnership with Genesis Financial Solutions to offer consumers and merchants access to traditional financing solutions (general purpose credit cards and retail loans)
    - In line with Upbound's strategy to extend its solutions platform beyond leasing solutions
- Hosted the first investor/analyst day event as Upbound Group, Inc.

Q2 Business Segment Highlights

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Rent-A-Center

- Q2 2023 ending lease portfolio value of $139.3M, -4.7% y/y with a decrease in deliveries partially offset by fewer returns and higher average ticket
- Segment revenues -4.9% y/y primarily due to a smaller lease portfolio compared to the prior year period
- Skip / Stolen Losses 4.5% of revenue for Q2 2023, up by 30 bps y/y primarily due to pressure on customer discretionary income
  - Improved sequentially by 30 bps from Q1 2023
- Adjusted EBITDA[1] margin of 17.9%, down approximately 330 bps y/y, primarily due to the deleveraging effect of lower revenue with a fixed cost base
  - Improved sequentially by 270 bps

Acima

- GMV[2] -5.8% y/y due to lower customer purchase volumes at merchant partner retail locations, improved sequentially from -12.6% in Q1
- Segment revenues -12.4% y/y with decreases in both rentals and fees revenue and merchandise sales revenue due to a lower lease portfolio value and fewer customers electing early payout options
- Skip / Stolen Losses 8.9% of revenue for Q2 2023, down by 270 bps y/y due to improvements in underwriting and account management over the past year
  - Skip/stolen losses for just the virtual business were 7.7% in second quarter of 2023, which is within the 6% - 8% long-term target range
- Adjusted EBITDA[1] margin of 16.8%, up 680 bps y/y primarily due to higher gross margins from fewer customers electing the earliest payout option and lower loss rates

1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation
2 The Company defines Gross Merchandise Volume as the retail value in U.S. dollars of merchandise acquired by the Company that is leased to customers through a transaction that occurs within a defined period, net of cancellations.

2023 Priorities

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Invest in Our Platform
Improve our core business, while creating a foundation for sustained future growth

Expand Offerings and Financial Access
Add new products that create more financial access that benefit consumers and retailers

Optimize Offerings
Provide consumers a personalized journey through the Upbound platform to generate the highest lifetime value. Enable our partners to access our customer base to grow sales

RAC Rent-A-Center

Grow Customers
Convert more customers & attract new prospects

Increase Customer Lifetime Value
Provide additional value & retain more customers

Improve Operational Efficiency
Increase productivity, while progressing underwriting capabilities

acima Leasing

Grow Retailer Base
Enhance our network of retailers and create innovative ways to shop

Increase Lifetime Value
Increase the lifetime value of customers and retailers

Improve Profitability
Continuously improve our operations in order to deliver value for customers, retailers, and shareholders

Q2 2023 Consolidated Financial Highlights

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Q2 2023 Financial Results

- Revenue: $979.2 million, -8.6% y/y
- Adjusted EBITDA[1]: $130.6 million, up $1.7 million y/y
- Adjusted EBITDA[1] margin: 13.3%, up 130 bps y/y
- Non-GAAP Diluted EPS[1]: $1.11 compared to $1.15 in Q2 2022
- Free cash flow[1]: $24.7 million compared to $67.3 million in Q2 2022
- Cash dividend of $0.34 per share

	Q2 2023	
$'s millions, except percentages and EPS	Actual	% of Total Revenue
Rent-A-Center	$466.2	47.6%
Acima	$464.4	47.4%
Franchising	$30.1	3.1%
Mexico	$18.5	1.9%
Total Revenue	**$979.2**	**100.0%**
		Adj EBITDA[1] Margin
Rent-A-Center	$83.5	17.9%
Acima	$77.8	16.8%
Franchising	$5.0	16.6%
Mexico	$1.6	8.6%
Corporate	($43.4)	N/A
Addback: Stock Based Compensation	$6.1	
Adjusted EBITDA[1]	**$130.6**	**13.3%**
Non-GAAP Diluted EPS[1]	**$1.11**	
Free Cash Flow[1]	**$24.7**	

1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation.

Rent-A-Center Q2 Highlights

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Financial Results

- Revenue of $466.2 million, -4.9% y/y due to a lower lease portfolio value and fewer customers electing early payouts. Same store sales were also -4.9%, which improved 175 bps from Q1 2023
- E-commerce was approximately 26% of revenue, compared to approximately 23% in Q2 2022
- Skip / Stolen Losses 4.5% of revenue, 30 bps higher y/y, due to continued pressure on customer discretionary income and savings. Loss rate improved 30 bps sequentially from Q1 2023
- Adjusted EBITDA[1] margin was 17.9%, down approximately 330 bps y/y due to the impact of lower revenues on a relatively high mix of fixed costs. Improved 270 bps sequentially from Q1 2023

Note: Same store sale methodology - Same store sales generally represents revenue earned in stores that were operated by us for 13 months or more and are reported on a constant currency basis as a percentage of total revenue earned in stores of the segment during the indicated period. The Company excludes from the same store sales base any store that receives a certain level of customer accounts from closed stores or acquisitions. The receiving store will be eligible for inclusion in the same store sales base in the 30th full month following account transfer.
1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation.
2 Defined as the average accounts 30+ days past due as a percentage of total open leases.
3 Portfolio Value and Past Due charts exclude Get-it-Now and Home Choice branded stores.



Rent-A-Center Qtr. End Portfolio Value ($M)[3]
2.2% CAGR
$130.6
+6.7%
$139.3
Q2 2020
Q2 2023



Rent-A-Center Past Due Rates[2,3] Trend
2.2%
2.3%
2.7%
3.3%
3.7%
3.7%
3.7%
3.5%
3.3%
3.5%
3.2%
2.7%
2.4%
2.6%
2.9%
Apr '22
May '22
Jun '22
Jul '22
Aug '22
Sep '22
Oct '22
Nov '22
Dec '22
Jan '23
Feb '23
Mar '23
Apr '23
May '23
Jun '23

Acima Q2 Highlights

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Financial Results

- GMV -5.8% y/y, due to a lower number of lease applications driven by weaker customer traffic at merchant partner locations and disciplined underwriting. Improved sequentially from -12.6% in Q1 2023
- Q2 revenues of $464.4 million, -12.4% y/y, primarily due to a lower portfolio value that yielded less rental and fees revenues
- Skip / Stolen Losses 8.9% of revenue, down 270 bps y/y, due to underwriting improvements made in early 2022
- Adjusted EBITDA[1] margin of 16.8% up 680 bps y/y, due to lower loss rates and lower early payouts increasing yields

Acima Loss Rate & First Payment Miss Rate Trend



8.7%
8.7%
11.8%
12.6%
11.6%
9.0%
8.9%
8.9%
8.9%
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
FPM
Loss Rate

Acima Past Due Rates[2] Trend



14.8%
14.1%
13.5%
13.7%
14.1%
14.3%
14.3%
13.9%
13.4%
13.4%
13.9%
14.1%
13.4%
12.7%
12.4%
Apr '22
May '22
Jun '22
Jul '22
Aug '22
Sep '22
Oct '22
Nov '22
Dec '22
Jan '23
Feb '23
Mar '23
Apr '23
May '23
Jun '23

60+ past due rates exclude exited businesses

1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation.
2 Defined as the average accounts 60+ days past due as a percentage of total open leases.

Full Year 2023 Guidance

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Revised outlook increases Adjusted EBITDA, Non-GAAP Diluted EPS and free cash flow

Consolidated[1]	Third Quarter 2023 Guidance (8/3/23)		Revised Full Year 2023 Guidance (8/3/23)		Previous Full Year 2023 Guidance (5/4/23)	
	Low	High	Low	High	Low	High
Revenues ($bn)	$0.95	$0.98	$3.9	$4.0	$3.8	$4.0
Adjusted EBITDA Excluding Stock Based Compensation ($millions)[2]	$100	$110	$440	$465	$395	$435
Non-GAAP Diluted EPS[2]	$0.70	$0.80	$3.25	$3.55	$2.70	$3.20
Free Cash Flow ($millions)[2, 3]	N/A		$230	$260	$200	$235

Note: Adjusted EBITDA guidance excludes stock-based compensation of approximately $26 million for full year 2023

1 Includes Rent-A-Center, Acima, Mexico, Franchise and Corporate segments.
2 Adjusted EBITDA, non-GAAP diluted earnings per share and free cash flow are non-GAAP measures. Because of the inherent uncertainty related to items excluded from these non-GAAP financial measures, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measure or reconciliation to any forecasted GAAP measure without unreasonable effort.
3 Free Cash Flow defined as net cash provided by operating activities less capital expenditures.

Financial Position & Capital Allocation

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Capital Allocation

- Quarterly dividend of $0.34 per share or annualized dividend of $1.36 per share
- Net leverage decreased to 2.5x at the end of Q2 2023 from 2.6x at the end of Q1 2023. Gross debt of $1.3 billion decreased $92 million from the first quarter of 2023
- ABL revolver fully undrawn (excluding letters of credit)
- Long-term target leverage ratio remains at 1.5x
- Evaluate share repurchases on an opportunistic basis with guidance from the board

Balance Sheet & Liquidity

($'s millions)	Q2 2023
Liquidity	$564.1
Cash (unrestricted)	$77.0
Revolving Credit Availability	$487.1
Total Debt	$1,265.0
Leverage Ratio (LTM)	2.5x
Interest Coverage Ratio (LTM)	3.8x
Dividend Payout Ratio (LTM)	36.2%

Key Takeaways

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Strong Q2 and first half of the year results

- Topline trends in line with expectations; Adj. EBITDA and Adj. EPS above expectations on better Acima margins
- Fewer customers elected earlier payout options, which increased gross profit
- Disciplined underwriting approach resulted in improvement in overall risk metrics, especially at Rent-A-Center
- Robust cash flow generation allowed for debt pay down of $92mm in the quarter

Macro-economic environment remains uncertain

- (-) Price levels remain high, (-) Discretionary income, (+) Strong employment
- Durable goods demand pulled forward with 2020 – 2021 stimulus programs continues to be a headwind
- Conditions are disproportionately affecting less affluent households: lower discretionary income and higher costs

Cautiously optimistic outlook for 2nd Half of 2023

- (+) Raised full year 2023 guidance for Adj. EBITDA and Adj. EPS for the second time this year
- (+) Continue to see signs of "trade-down", which should provide counter-cyclical benefits in a weaker economy
- (-) Risk metrics remain elevated compared to pre-pandemic levels

Underlying fundamentals remain compelling

- Disciplined underwriting approach and execution has demonstrated our ability to identify and reduce risk
- Our company has outperformed in past economic and credit downturns
- Strong profitability and cash flows support a healthy balance sheet
- Significant growth potential over the long term within existing and new channels

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Appendix

Reconciliation of Net (Loss) Earnings to Net Earnings Excluding Special Items and Non-GAAP Diluted Earnings Per Share

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	Three Months Ended June 30, 2023					
(In thousands)	Gross Profit	Operating Profit	Earnings Before Income Tax	Tax Expense	Net (Loss) Earnings	Diluted Earnings per Share
GAAP Results	$ 506,226	$ 84,031	$ 56,800	$ 102,418	$ (45,618)	$ (0.83)
Plus: Special Items						
Acima equity consideration vesting	—	9,277	9,277	(87,806)	97,083	1.71
Acima acquired assets depreciation and amortization[1]	—	18,234	18,234	6,801	11,433	0.20
Legal settlement reserves	—	275	275	103	172	—
Discrete income tax items	—	—	—	53	(53)	—
Other[2]	—	—	—	—	—	0.03
Non-GAAP Adjusted Results	$ 506,226	$ 111,817	$ 84,586	$ 21,569	$ 63,017	$ 1.11

[1] Includes amortization of approximately $14.3 million related to the total fair value of acquired intangible assets and incremental depreciation of approximately $3.9 million.

[2] Represents the dilutive impact of unvested stock awards included in the calculation of Non-GAAP Earnings per Share but excluded from the calculation of GAAP Earnings per Share, due to the GAAP net loss incurred for the three months ended June 30, 2023.

Reconciliation of Net (Loss) Earnings to Net Earnings Excluding Special Items and Non-GAAP Diluted Earnings Per Share

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	Three Months Ended June 30, 2022					
(In thousands)	Gross Profit	Operating Profit	Earnings Before Income Tax	Tax Expense	Net Earnings	Diluted Earnings per Share
GAAP Results	$ 532,544	$ 58,081	$ 39,084	$ 19,359	$ 19,725	$ 0.33
Plus: Special Items						
Acima equity consideration vesting	—	32,872	32,872	2,844	30,028	0.51
Acima acquired assets depreciation and amortization [1]	—	18,234	18,234	1,578	16,656	0.28
Retail partner conversion losses	—	1,169	1,169	101	1,068	0.02
State tax audit assessment reserves		1,165	1,165	101	1,064	0.02
Cost savings initiatives	—	(466)	(466)	(40)	(426)	(0.01)
Store closure costs	—	326	326	28	298	—
IT Asset disposals	—	292	292	25	267	—
Other	—	78	78	7	71	—
Discrete income tax items	—	—	—	69	(69)	—
Non-GAAP Adjusted Results	$ 532,544	$ 111,751	$ 92,754	$ 24,072	$ 68,682	$ 1.15

[1] Includes amortization of approximately $14.3 million related to the total fair value of acquired intangible assets and incremental depreciation of approximately $4.0 million.

Reconciliation of Operating Profit (Loss) to Adjusted EBITDA (Consolidated and by Segment)

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(In thousands)	Three Months Ended June 30, 2023					
	Rent-A-Center	Acima	Mexico	Franchising	Corporate	Consolidated
GAAP Operating Profit	$ 78,914	$ 63,109	$ 1,298	$ 4,979	$ (64,269)	$ 84,031
Plus: Amortization, Depreciation	4,573	416	293	36	7,279	12,597
Plus: Stock-based compensation	—	—	—	—	6,148	6,148
Plus: Special Items						
Acima equity consideration vesting	—	—	—	—	9,277	9,277
Acima acquired assets depreciation and amortization [1]	—	14,262	—	—	3,972	18,234
Legal settlement reserves	—	—	—	—	275	275
Adjusted EBITDA	$ 83,487	$ 77,787	$ 1,591	$ 5,015	$ (37,318)	$ 130,562

[1] Includes amortization of approximately $14.3 million related to the total fair value of acquired intangible assets and incremental depreciation of approximately $3.9 million.

Reconciliation of Operating Profit (Loss) to Adjusted EBITDA (Consolidated and by Segment)

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	Three Months Ended June 30, 2022					
(In thousands)	Rent-A-Center	Acima	Mexico	Franchising	Corporate	Consolidated
GAAP Operating Profit	$ 99,108	$ 35,835	$ 1,949	$ 5,303	$ (84,114)	$ 58,081
Plus: Amortization, Depreciation	4,622	475	163	38	7,582	12,880
Plus: Stock-based compensation	—	—	—	—	4,265	4,265
Plus: Special Items						
Acima equity consideration vesting	—	—	—	—	32,872	32,872
Acima acquired assets depreciation and amortization [(1)]	—	14,262	—	—	3,972	18,234
Retail partner conversion losses	—	1,169	—	—	—	1,169
State tax audit assessment reserves	—	1,165	—	—	—	1,165
Cost savings initiatives	—	—	—	—	(466)	(466)
Store closure costs	326	—	—	—	—	326
IT Asset disposals	—	—	—	—	292	292
Other	—	78	—	—	—	78
Adjusted EBITDA	$ 104,056	$ 52,984	$ 2,112	$ 5,341	$ (35,597)	$ 128,896

(1) Includes amortization of approximately $14.3 million related to the total fair value of acquired intangible assets and incremental depreciation of approximately $4.0 million.

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow

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(In thousands)	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
Net cash provided by operating activities	$ 36,543	$ 81,830	$ 141,960	$ 287,121
Purchase of property assets	(11,860)	(14,492)	(21,394)	(30,895)
Free cash flow	$ 24,683	$ 67,338	$ 120,566	$ 256,226

Supplemental Segment Performance Details – GAAP

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Three Months Ending June 30, 2022

(in millions)	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Revenue						
Rentals and fees	$ 436.4	$ 405.2	$ 15.7	$ -	$ -	$ 857.3
Merchandise sales	35.0	124.9	0.9	-	-	160.8
Installment sales	18.5	-	-	-	-	18.5
Other store revenue	0.4	0.1	-	0.6	-	1.1
Franchise merchandising sales	-	-	-	26.5	-	26.5
Franchise and royalty fees	-	-	-	7.1	-	7.1
Total Revenue	$ 490.3	$ 530.2	$ 16.6	$ 34.2	$ -	$ 1,071.3

Three Months Ending June 30, 2023

(in millions)	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Revenue						
Rentals and fees	$ 421.6	$ 368.6	$ 17.4	$ -	$ -	$ 807.6
Merchandise sales	28.3	95.5	0.9	-	-	124.7
Installment sales	15.9	-	-	-	-	15.9
Other store revenue	0.4	0.3	0.2	0.6	-	1.5
Franchise merchandising sales	-	-	-	22.9	-	22.9
Franchise and royalty fees	-	-	-	6.6	-	6.6
Total Revenue	$ 466.2	$ 464.4	$ 18.5	$ 30.1	$ -	$ 979.2

Three Months Ending June 30, 2022

(in millions)	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Cost of Sales						
Cost of rentals and fees	$ 110.1	$ 205.7	$ 4.2	$ -	$ -	$ 320.0
Cost of merchandise sold	25.7	159.4	0.6	-	-	185.7
Cost of installment sales	6.4	-	-	-	-	6.4
Cost of franchise merchandise sold	-	-	-	26.6	-	26.6
Total Cost of Sales	$ 142.2	$ 365.1	$ 4.8	$ 26.6	$ -	$ 538.7

Three Months Ending June 30, 2023

(in millions)	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Cost of Sales						
Cost of rentals and fees	$ 109.1	$ 177.8	$ 4.8	$ -	$ -	$ 291.7
Cost of merchandise sold	25.3	126.8	0.6	-	-	152.7
Cost of installment sales	5.6	-	-	-	-	5.6
Cost of franchise merchandise sold	-	-	-	22.9	-	22.9
Total Cost of Sales	$ 140.0	$ 304.6	$ 5.4	$ 22.9	$ -	$ 472.9

Three Months Ending June 30, 2022

(in millions)	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Operating Expenses						
Labor expense	$ 129.2	$ 30.9	$ 3.8	$ -	$ -	$ 163.9
Other store expenses	112.6	80.8	4.4	1.3	-	199.1
General and administrative expenses	2.1	0.4	1.5	1.0	39.9	44.9
Depreciation, amortization and write-down of intangibles	4.6	0.5	0.2	-	7.6	12.9
Other charges	0.3	16.7	-	-	36.7	53.7
Total operating expenses	$ 248.8	$ 129.3	$ 9.9	$ 2.3	$ 84.2	$ 474.5

Three Months Ending June 30, 2023

(in millions)	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Operating Expenses						
Labor expense	$ 122.2	$ 25.4	$ 4.3	$ -	$ -	$ 151.9
Other store expenses	117.8	56.3	5.8	1.2	-	181.1
General and administrative expenses	2.6	0.2	1.4	1.1	43.5	48.8
Depreciation, amortization and write-down of intangibles	4.6	0.4	0.3	-	7.3	12.6
Other charges	-	14.3	-	-	13.5	27.8
Total operating expenses	$ 247.2	$ 96.6	$ 11.8	$ 2.3	$ 64.3	$ 422.2

Three Months Ending June 30, 2022

(in millions)	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Capital expenditures	$ 6.8	$ 0.1	$ 0.3	$ -	$ 7.3	$ 14.5

Three Months Ending June 30, 2023

(in millions)	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Capital expenditures	$ 2.8	$ -	$ 0.7	$ -	$ 8.4	$ 11.9

Supplemental Segment Performance Details – Non-GAAP

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(in millions)	Three Months Ending June 30, 2022					
	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Revenue						
Rentals and fees	$ 436.4	$ 405.2	$ 15.7	$ -	$ -	$ 857.3
Merchandise sales	35.0	124.9	0.9	-	-	160.8
Installment sales	18.5	-	-	-	-	18.5
Other store revenue	0.4	0.1	-	0.6	-	1.1
Franchise merchandising sales	-	-	-	26.5	-	26.5
Franchise and royalty fees	-	-	-	7.1	-	7.1
Total Revenue	$ 490.3	$ 530.2	$ 16.6	$ 34.2	$ -	$ 1,071.3

(in millions)	Three Months Ending June 30, 2023					
	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Revenue						
Rentals and fees	$ 421.6	$ 368.6	$ 17.4	$ -	$ -	$ 807.6
Merchandise sales	28.3	95.5	0.9	-	-	124.7
Installment sales	15.9	-	-	-	-	15.9
Other store revenue	0.4	0.3	0.2	0.6	-	1.5
Franchise merchandising sales	-	-	-	22.9	-	22.9
Franchise and royalty fees	-	-	-	6.6	-	6.6
Total Revenue	$ 466.2	$ 464.4	$ 18.5	$ 30.1	$ -	$ 979.2

(in millions)	Three Months Ending June 30, 2022					
	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Cost of Sales						
Cost of rentals and fees	$ 110.1	$ 205.7	$ 4.2	$ -	$ -	$ 320.0
Cost of merchandise sold	25.7	159.4	0.6	-	-	185.7
Cost of installment sales	6.4	-	-	-	-	6.4
Cost of franchise merchandise sold	-	-	-	26.6	-	26.6
Total Cost of Sales	$ 142.2	$ 365.1	$ 4.8	$ 26.6	$ -	$ 538.7

(in millions)	Three Months Ending June 30, 2023					
	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Cost of Sales						
Cost of rentals and fees	$ 109.1	$ 177.8	$ 4.8	$ -	$ -	$ 291.7
Cost of merchandise sold	25.3	126.8	0.6	-	-	152.7
Cost of installment sales	5.6	-	-	-	-	5.6
Cost of franchise merchandise sold	-	-	-	22.9	-	22.9
Total Cost of Sales	$ 140.0	$ 304.6	$ 5.4	$ 22.9	$ -	$ 472.9

(in millions)	Three Months Ending June 30, 2022					
	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Operating Expenses						
Labor expense	$ 129.2	$ 30.9	$ 3.8	$ -	$ -	$ 163.9
Other store expenses	112.6	80.8	4.4	1.3	-	199.1
General and administrative expenses	2.1	0.4	1.5	1.0	39.9	44.9
Depreciation, amortization and write-down of intangibles	4.6	0.5	0.2	-	7.6	12.9
Total operating expenses	$ 248.5	$ 112.6	$ 9.9	$ 2.3	$ 47.5	$ 420.8

(in millions)	Three Months Ending June 30, 2023					
	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Operating Expenses						
Labor expense	$ 122.2	$ 25.4	$ 4.3	$ -	$ -	$ 151.9
Other store expenses	117.8	56.3	5.8	1.2	-	181.1
General and administrative expenses	2.6	0.2	1.4	1.1	43.5	48.8
Depreciation, amortization and write-down of intangibles	4.6	0.4	0.3	-	7.3	12.6
Total operating expenses	$ 247.2	$ 82.3	$ 11.8	$ 2.3	$ 50.8	$ 394.4

(in millions)	Three Months Ending June 30, 2022					
	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Capital expenditures	$ 6.8	$ 0.1	$ 0.3	$ -	$ 7.3	$ 14.5

(in millions)	Three Months Ending June 30, 2023					
	Rent-A-Center	Acima	Mexico	Franchise	Corporate	Consolidated
Capital expenditures	$ 2.8	$ -	$ 0.7	$ -	$ 8.4	$ 11.9